UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 26, 2006

EL PASO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-14365	76-0568816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

ྑ  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
ྑ  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
ྑ  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
ྑ  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year

    On October 26, 2006, our Board of Directors, upon recommendation of the Governance & Nominating Committee, approved an amendment to our By-laws to modify certain provisions thereof related to the election of directors. The revised By-laws change the voting standard for uncontested elections of directors from a plurality of votes cast to a majority of votes cast, meaning the votes cast for a nominee's election must exceed the votes cast against such nominee's election in order for him or her to be elected to the Board. In contested elections, those in which the number of nominees exceeds the number of directors to be elected, the vote standard will continue to be a plurality of votes cast. The By-laws were also amended to require as a part of a stockholder’s written notice in connection with the nomination of a director, a statement whether the nominated individual intends to tender an irrevocable resignation effective upon such person’s failure to receive the required vote for election at the next meeting at which such person would face reelection, in accordance with El Paso’s Corporate Governance Guidelines.

    The foregoing is merely a summary of the material amendments to the By-laws and is qualified in its entirety by the amended By-laws, a copy of which is included as Exhibit 3.B to this Form 8-K and is incorporated into this Item 5.03 by reference.

Item 8.01 Other Events.

    On October 26, 2006, our Board of Directors amended El Paso’s Corporate Governance Guidelines to provide that the Board will nominate for election or appoint to Board vacancies only candidates who irrevocably agree to resign if he or she fails to receive the required majority vote. In the event a director fails to receive a majority of votes cast and the Board accepts the resignation tendered, then that director would cease to be a director of El Paso. Our amended By-laws and Corporate Governance Guidelines can be found with the governance information on our website at www.elpaso.com under the Investors tab. Our press release announcing the matters described in Item 5.03 above and this Item 8.01 is attached as Exhibit 99.A.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.B	By-laws of El Paso Corporation as amended October 26, 2006.
99.A	Press Release dated October 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION

By:	/s/John R. Sult
John R. Sult
Senior Vice President and Controller
(Principal Accounting Officer)

Dated:  October 26, 2006

EXHIBIT INDEX

Exhibit Number	Description

3.B	By-laws of El Paso Corporation as amended October 26, 2006.
99.A	Press Release dated October 26, 2006.